UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008

Dynamic Natural Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-131224	20-4028175
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 South Street ,Suite 202, Wrentham, MA	02093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 809-9129

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 22, 2008 at 9:51AM the company issued a press release regarding the election of Mr. Bruce Scambler as President of Dynamic Natural Resources Inc.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Number	Description
99.1	Press Release dated January 22, 2008 announcing the election of Mr. Bruce Scambler as President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynamic Natural Resources Inc.

(Registrant)

Date: January 22, 2008

/s/ Scott Masse
Scott Masse
CEO

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated January 22, 2008 announcing the election of Mr. Bruce Scambler as President.